Personnel and related taxes payable (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of Personnel and related taxes [Abstract]
Summary of personnel and related taxes payable

	December 31, 2024	December 31, 2023

Personnel and related taxes	5,616	2,393
Accrued vacation and related charges	3,452	2,810
Employee profit sharing (a)	28,201	23,569
Personnel and related taxes payable - current liabilities (c)	37,269	28,772
Strategic bonus (b)	787	2,946
Personnel - non-current liabilities (c)	787	2,946

(a)The Group recognizes a provision for payment of profit sharing to employees, according to conditions approved by management, which is recorded as personnel expenses in the consolidated statement of profit or loss. The balance on December 31, 2024, of US$ 28,201 was fully settled by February 28, 2025.
(b)The Group provides a long-term bonus (the “Strategic bonus”) for a group of its employees in exchange for long terms of service. Moneda is responsible for the operation and settlement of the Strategic bonus with the objective of retaining key or strategic employees and provide alignment between employees and clients. An amount of US$1.6 million was paid on February 28, 2024, with full settlement of the program expected in 2026. An additional accrual of US$0.8 million was recognized in the period, and a reversal of US$1.3 million was recorded against rewards and bonuses expenses.
(c)Deferred consideration payable to key employees of acquired business is disclosed as consideration payable on acquisition – refer to note 21(b) and not included under note 15 above.